Supplement to the
Strategic Advisers® Value Fund
July 30, 2016
Summary Prospectus

At a special meeting of Strategic Advisers® Value Fund, shareholders approved new sub-advisory agreements with FIAM LLC and Geode Capital Management, LLC on behalf of the fund.

The following information replaces the similar information found under the heading "Investment Adviser" in the "Fund Summary" section.

Strategic Advisers (the Adviser) is the fund's manager. Aristotle Capital Management, LLC (Aristotle Capital), Robeco Investment Management, Inc. (dba Boston Partners (BP)), Brandywine Global Investment Management, LLC (Brandywine Global), FIAM LLC (FIAM), Geode Capital Management, LLC (Geode), and LSV Asset Management (LSV) have been retained to serve as sub-advisers for the fund. FIAM and Geode have not currently been allocated a portion of the fund's assets to manage.

SUF-SUM-16-01 1.9879807.100	October 31, 2016